SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 15, 2003

Date of report (Date of Earliest Event Reported)

HOLLEY PERFORMANCE PRODUCTS INC.

(Exact name of Registrant as specified in Its Charter)

DELAWARE	333-89061	61-1291482
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1801 Russellville Road, PO Box 10360, Bowling Green, KY 42102-7360

(Address of principal executive offices and zip code)

(270) 782-2900

Registrant’s telephone number, including area code

ITEM 7. Exhibits.

(c) Exhibits

Number	Exhibit
99	Press release dated October 15, 2003

ITEM 9. Regulation FD Disclosure.

On October 15, 2003, Holley Performance Products Inc. issued a press release announcing the solicitation of consents to amend the Indenture governing the registrant’s 12 ¼% Senior Notes due 2007. The press release is furnished as Exhibit 99 to this current report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2003	HOLLEY PERFORMANCE PRODUCTS INC.

	By:	/S/ THOMAS W. TOMLINSON

Thomas W. Tomlinson Vice President, Chief Financial Officer and Secretary

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